March 16, 2017 CUMULUS MEDIA INC. 2016 Fourth Quarter & Full Year Earnings Call Presentation

Safe Harbor Statement Cautionary Note Regarding Forward-Looking Statements Certain statements in this presentation may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations, primarily with respect to our future operating, financial and strategic performance. Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward- looking statements as a result of various factors including, but not limited to, risks and uncertainties relating to the need for additional funds to service our debt and to execute our business strategy; our ability to access borrowings under our revolving credit facility; our ability from time to time to renew one or more of our broadcast licenses; changes in interest rates; changes in the fair value of our investments; the timing of, and our ability to complete, any acquisitions or dispositions pending from time to time; costs and synergies resulting from the integration of any completed acquisitions; our ability to effectively manage costs; our ability to effectively drive and manage growth; the popularity of radio as a broadcasting and advertising medium; changing consumer tastes; the impact of general economic conditions in the United States or in specific markets in which we currently do business; industry conditions, including existing competition and future competitive technologies and cancellation, disruptions or postponements of advertising schedules in response to national or world events; our ability to generate revenues from new sources, including local commerce and technology-based initiatives; the impact of regulatory rules or proceedings that may affect our business or any acquisitions; our ability to continue to meet the listing standards for our Class A common stock to be listed for trading on the NASDAQ stock market; the write-off of a material portion of the fair value of our FCC broadcast licenses and goodwill from time to time; or other risk factors described from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2016 (the “2016 Form 10-K”). Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matters could significantly alter the actual results of our operations or financial condition. Cumulus Media Inc. assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise. 2

CUMULUS MEDIA INC. 2016 Fourth Quarter & Full Year Earnings Call Presentation 3

2016 Full Year Financial Highlights $1,168.7 $1,141.4 $- $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 FY2015 FY2016 N e t R e v e n u e ( $ m m ) Net Revenue Performance 4

2016 Full Year Financial Highlights Net Income / (Loss) Performance $(546.5) $(510.7) $(600.0) $(500.0) $(400.0) $(300.0) $(200.0) $(100.0) $- FY2015 FY2016 N e t I n c o m e / ( l o s s ) ( $ m m ) 5

2016 Full Year Financial Highlights (1) Excluding one-time expenses, including $3.2 mm of 2015 out-of-period music licensing fees in Q2 2016 and $14.6 mm for resolution of CBS contract disputes in Q3 2016, 2016 Adjusted EBITDA would have been $223.7 mm (1) $259.1 $205.9 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 FY2015 FY2016 A d j u s t e d E B I T D A ( $ m m ) Adjusted EBITDA Performance Excluding one-time expenses, Adjusted EBITDA would have been $223.7 mm 6

Drive Ratings Growth 1 Institute Culture Initiatives 2 Enhance Operational Blocking & Tackling 3 2016’s Three Key Initiatives: 7

Drive Ratings Growth1 PPM Ratings Growth Year-Over-Year Cumulus Growth Over Prior Year Total PPM Radio Growth Over Prior Year 15 Straight Months of Outperformance vs. Industry 8 Source: June 2015-January 2017 Nielsen Audio (% Change YoY from Prior Year), AQH Persons, P25-54, M-F 6a-7p

Drive Ratings Growth1 Diary Ratings Growth Year-Over-Year Cumulus Growth Over Prior Year Total Diary Radio Growth Over Prior Year Meaningful Outperformance in Fall 2016 9 Source: Spring 2011-Fall 2016 Nielsen Audio (% Change YOY from Prior Year), AQH Persons, P25-54, M-F 6a-7p

Institute Culture Initiatives2 Numerous Initiatives to Address Culture 48-Hour Turnaround Response Time Enhanced Communication From The Top Revised Vacation & Leave Policies First Merit Increase in Nearly a Decade 10

Institute Culture Initiatives2 “Excited for the future”85% “Proud to work at Cumulus”93% “Plan on staying at Cumulus for next 12 months”97% November 2016 Employee Culture Survey Results “Changing for the better”93% 11

Institute Culture Initiatives2 “Excited for the future”85% “Proud to work at Cumulus”93% “Plan on Staying at Cumulus for Next 12 Months”97% November 2016 Employee Culture Survey Results “Changing for the better”93% “…Employees are happy again and working towards goals.” “I rarely get a complaint about Cumulus these days whereas I used to get many, many – one seemingly more bizarre than the others.” Source: Industry Blogger 12

Institute Culture Initiatives2 Year-to-Date Turnover (Through December 2016) 34% 30% 36% 24% 20% 23% 0% 5% 10% 15% 20% 25% 30% 35% 40% Total Turnover Full-Time Turnover Voluntary Sales Turnover A n n u a l i z e d T u r n o v e r 2015 Full Year 2016 Full Year 13

• Logical realignment of authority and accountability • Recruitment of accomplished senior executives • Alignment of senior executive compensation • Deliberate shift of decision-making to local leaders • Commencement of overhaul of legacy systems • Mitigation of built-in cost escalation 3 Key Operational Blocking & Tackling Successes in 2016 Operational Blocking & Tackling 14

Year Ended Dec-31, ($ in millions) 2015 2016 Content Costs 396.4$ 427.8$ Selling, General & Administrative Expenses 477.3 472.9 Corporate Expenses 35.8 34.9 less: CBS Dispute Resolution Expenses - (14.6) less: Out-of Period Music License Fees - (3.2) Total Operating Expenses 909.5$ 917.7$ % Change Year-Over-Year 0.9% • Reduction of unnecessary expenses and non-EBITDA-producing ventures • Significant one-time expenses in 2016 • Reallocation of resources to invest in under-resourced parts of the business • Renegotiation of large contracts to reduce cost / mitigate escalation 3 Significant Focus on Reducing Expense Increases Operational Blocking & Tackling (1) Excludes stock-based compensation expense, franchise taxes and state taxes (1)

Drive Ratings Growth 1 Institute Culture Initiatives 2 Enhance Operational Blocking & Tackling 3 2016’s Three Key Initiatives: 16

Revenue Market Share Performance Measured by Miller Kaplan 53 reporting markets representing 80%+ of 2016 Station Group Net Revenue 17

Revenue Market Share Performance Source: Data for all Cumulus Miller Kaplan rated markets for March 2016 to February 2017 National Spot 11 of 12 Months Local Spot Last 6 Months in a Row Station Group Digital 11 of 12 Months

Revenue Market Share Performance Source: Data for all Cumulus Miller Kaplan rated markets Total Station Group Revenue  in 8 of Last 12 Months  in Fourth Quarter 2016  in Full Year 2016 19

20 Sales Execution

4 Sales Execution Strategy Areas Of Focus Training & Tools2Talent1 Sales Analytics3 Platform Growth Products 4 Digital5 21

4 Sales Execution Strategy 22

4 Sales Execution Strategy WHEN YOU DECIDE TO SUBMIT A LEAD EVERYONE WINS! GET A LEAD. PASS IT ON. REPEAT! 23

CUMULUS DIGITAL SOLUTIONS 4 Sales Execution Strategy 24

• Operational and P&L impact from our over-levered capital structure is real and will continue to limit our turnaround potential • As a result of the recent adverse court ruling, we have terminated our pursuit of the exchange transaction that we launched in 2016 • Continuing dialogue with key stakeholders to explore strategies intended to reduce debt and secure runway Continued focus on addressing our debt… 25

Fourth Quarter & Full Year 2016 Financial Results See Press Release and 10-K for More Detail www.cumulus.com/investors 26

Q&A 27

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APPENDIX: Financial Summary & Reconciliation to Non-GAAP Term 29

Non-GAAP Financial Measure Definition of Adjusted EBITDA Adjusted EBITDA is the financial metric utilized by management to analyze the cash flow generated by our business. This measure isolates the amount of income generated by our core operations before the incurrence of corporate expenses. Management also uses this measure to determine the contribution of our core operations to the funding of our corporate resources utilized to manage our operations and our non-operating expenses including debt service. In addition, Adjusted EBITDA is a key metric for purposes of calculating and determining our compliance with certain covenants contained in our credit facility. We define Adjusted EBITDA as net income (loss) before any non-operating expenses, including depreciation and amortization, stock-based compensation expense, gain or loss on sale of assets or stations (if any), gain or loss on derivative instruments (if any), impairment of assets (if any), acquisition-related and restructuring costs (if any) and franchise and state taxes. In deriving this measure, management excludes depreciation, amortization, and stock-based compensation expense, as these do not represent cash payments for activities directly related to our core operations. Management excludes any gain or loss on the exchange or sale of any assets or stations and any gain or loss on derivative instruments as they do not represent cash transactions nor are they associated with core operations. Expenses relating to acquisitions and restructuring costs are also excluded from the calculation of Adjusted EBITDA as they are not directly related to our core operations. Management excludes any non-cash costs associated with impairment of assets as they do not require a cash outlay. Management believes that Adjusted EBITDA, although not a measure that is calculated in accordance with GAAP, nevertheless is commonly employed by the investment community as a measure for determining the market value of media companies. Management has also observed that Adjusted EBITDA is routinely employed to evaluate and negotiate the potential purchase price for media companies and is a key metric for purposes of calculating and determining compliance with certain covenants in our credit facility. Given the relevance to our overall value, management believes that investors consider the metric to be extremely useful. Adjusted EBITDA should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, Adjusted EBITDA may be defined or calculated differently by other companies and comparability may be limited. 30

Year Ended December 31, 2016 ($ in thousands) Radio Station Group Westwood One Corporate and Other Consolidated GAAP net loss (356,198)$ (11,071)$ (143,451)$ (510,720)$ Income tax expense - - (26,154) (26,154) Non-operating expense, including net interest expense 13 122 135,967 136,102 LMA fees 12,824 - - 12,824 Depreciation and amortization 54,071 31,178 2,018 87,267 Stock-based compensation expense - - 2,948 2,948 Gain on sale of assets or stations (95,667) - (28) (95,695) Impairment of intangible assets and goodwill 603,149 1,816 - 604,965 Acquisition-related and restructuring costs - 939 878 1,817 Franchise and state taxes - - 530 530 Gain on early extinguishment of debt - - (8,017) (8,017) Adjusted EBITDA 218,192$ 22,984$ (35,309)$ 205,867$ plus: CBS dispute resolution expenses - 14,560 - 14,560 plus: Out-of-period music license fee adjustment 3,248 - - 3,248 Adjusted EBITDA, Excluding One-Time Expenses 221,440$ 37,544$ (35,309)$ 223,676$ Full Year 2016 Adjusted EBITDA Reconciliation Table The table shown reconciles net loss, the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the year ended December 31, 2016

Year Ended December 31, 2015 ($ in thousands) Radio Station Group Westwood One Corporate and Other Consolidated GAAP net loss (265,263)$ (141,179)$ (140,052)$ (546,494)$ Income tax benefit - - (45,840) (45,840) Non-operating (income) expense, including net interest expense (6) 1,247 125,800 127,041 LMA fees 10,127 - 2 10,129 Depreciation and amortization 63,342 36,538 2,225 102,105 Stock-based compensation expense - - 21,035 21,035 Loss on sale of assets or stations 668 2,081 107 2,856 Impairment of intangible assets and goodwill 432,805 132,671 104 565,580 Impairment charges -- equity interest in Pulser Media Inc. - 19,364 - 19,364 Acquisition-related and restructuring costs - 2,236 14,405 16,641 Franchise and state taxes - - (50) (50) Gain on early extinguishment of debt - - (13,222) (13,222) Adjusted EBITDA 241,673$ 52,958$ (35,486)$ 259,145$ Full Year 2015 Adjusted EBITDA Reconciliation Table The table shown reconciles net loss, the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the year ended December 31, 2015 32